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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2026
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WORKHORSE GROUP INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
48443 Alpha Drive #190, Wixom, Michigan 48393
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (888) 646-5205

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WKHS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

As previously disclosed by Workhorse Group Inc. (the “Company”) in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 8, 2025, in connection with the Company’s acquisition of Motiv Power Systems, Inc. (the “Merger”), certain executives of the Company, including Robert M. Ginnan, the Company’s Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer), agreed to terminate their employment with the Company upon the closing of the Merger, or such later date as reasonably required for such executives to successfully transition their duties. In connection with the appointment of Jody Davis described below, on July 13, 2026, Robert M. Ginnan and the Company agreed that Mr. Ginnan will no longer serve as the Company’s Chief Financial Officer, effective July 13, 2026. Mr. Ginnan will remain employed by the Company to assist in the transition to the Company's new Chief Financial Officer. Mr. Ginnan's employment with the company will terminate effective July 17, 2026.

In connection with Mr. Ginnan’s resignation on July 13, 2026, Mr. Ginnan will be eligible to receive the severance benefits set forth in that certain Amended and Restated Second Amendment to Employment Agreement, dated as of December 15, 2025, by and between the Company and Mr. Ginnan.

Appointment of Chief Financial Officer

On July 13, 2026, the Company announced the appointment of Jody Davis as its Chief Financial Officer (Principal Financial Officer), effective immediately.

Jody Davis has more than fifteen years of experience in finance. Prior to joining the Company, Jody Davis has most recently served as VP, Strategic Finance of Unimacts Global, a manufacturing services and supply chain company, from March 2026 until present. Previously, Mr. Davis served as Chief Financial Officer at EVIO, Inc. (formerly EOS Aircraft, Inc.), a hybrid-electric aircraft developer, from January 2025 until February 2026. Prior to that, Mr. Davis served as Founding Parter, Chief Financial Officer and SVP Finance at Our Next Energy, Inc., an energy storage company, from July 2020 until May 2025. Mr. Davis holds a Bachelor of Commerce degree in finance from the Ted Rogers School of Management at Ryerson University and a Business Administration Diploma from Humber College.

Except for the employment agreement described below, there is no arrangement or understanding between Mr. Davis and any other person pursuant to which he was selected as an officer of the Company and there are no family relationships between Mr. Davis and any of the Company’s directors or executive officers. Mr. Davis does not have a direct or indirect material interest in any transaction that would be required to be disclosed under Item 404(a) of Regulation S-K.

In connection with his hiring, Mr. Davis entered into an Executive Employment Agreement with the Company (the “Employment Agreement”). Mr. Davis’s initial base salary under the Employment Agreement is $375,000 per year, to be reviewed annually. Subject to approval of the Board of Directors (the “Board”), Mr. Davis will be entitled to an initial inducement grant of restricted stock units representing 93,750 shares of the Company’s common stock, subject to the terms and conditions of a new hire inducement award equity plan to be adopted by the Board that will contain terms substantially similar to the Company’s Amended and Restated 2023 Long Term Incentive Plan and the applicable form of award agreement, including annual vesting in three equal installments beginning on the one year anniversary of the date of grant, subject to continuous service to the Company. Mr. Davis’s target bonus will be 50% of his annual base salary. The bonus will be paid at the direction of the Human Resource Management and Compensation Committee of the Board (the “Committee”), in its sole discretion based on Mr. Davis’s achievement of certain goals established by the Committee and the Board. Following a change of control of the Company, Mr. Davis is eligible for severance of (i) up to six (6) months of the aggregate of Mr. Davis’s (a) base salary and (b) target bonus; and (ii) immediate vesting acceleration of the portion of any then outstanding equity awards.

The foregoing summary description of the Employment Agreement is not and does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 is incorporated herein by reference.

Appointment of Chief Accounting Officer

On July 13, 2026, the Company announced the appointment Lindsay A. Barnes as its Chief Accounting Officer (Principal Accounting Officer), effective immediately.

Ms. Barnes has served as the Company’s Vice President, Corporate Controller since November 2025. Ms. Barnes has more than twenty-six years of experience in the field of accounting. Prior to joining the Company, she has most recently served as Vice President, Controller of Mastronardi Produce Ltd, a commercial produce company, from February 2024 to April 2025. Previously, Ms. Barnes held various positions at La-Z-Boy Incorporated (NYSE: LZB), including Vice President of Strategy, Vice President of Finance and Treasurer, Vice President, Corporate Controller and Chief Accounting Officer from November 2011 until February 2024. Ms. Barnes is a registered certified public accountant and holds a BBA in accounting from Eastern Michigan University.

There is currently no change to Ms. Barnes’ compensation as a result of her appointment as Chief Accounting Officer. There is no arrangement or understanding between Ms. Barnes and any other person pursuant to which she was appointed Chief Accounting Officer and there are no family relationships between Ms. Barnes and any of the Company’s directors or executive officers. Ms. Barnes does not have a direct or indirect material interest in any transaction that would be required to be disclosed under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits.

Exhibit Number	Description
10.1	Executive Employment Agreement, by and between Workhorse Group Inc. and Jody Davis.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: July 13, 2026	By: /s/ Scott Griffith
Name: Scott Griffith
Title: Chief Executive Officer